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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Amendment No. 1 to this registration statement on Form S-3 (File No. 333-30711) of our report dated October 14, 1996, on our audits of the financial statements and financial statement schedule of Parker Drilling Company. We also consent to the reference to our firm under the caption "Independent Public Accountants."


                                          COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma

July 10, 1997